Silberstein Ungar, PLLC CPAs and Business Advisors

Phone (248) 203-0080
Fax (248) 281-0940
30600 Telegraph Road, Suite 2175
Bingham Farms, MI 48025-4586
www.sucpas.com

April 6, 2011

Board of Directors
Mr. Steve Curling, President
Quantum Assets, Inc.
19827 A Henderson Rd.
Cornelius, NC 28031

Sent via email

To the Board of Directors:

Effective immediately, the CPA firm of Silberstein Ungar, PLLC is resigning as independent auditor for Quantum Assets, Inc.

We have had no disagreements with Company management over accounting issues or accounting policies.

We wish you the best of luck in the future.

/s/ Silberstein Ungar, PLLC
Silberstein Ungar, PLLC
Cc: Securities and Exchange Commission